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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

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                     Exchange Act of 1934 (Amendment No.  )

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                            FIRST HEALTH GROUP CORP.
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SEC 1913 (02-02)

                               [FIRSTHEALTH LOGO]

                            FIRST HEALTH GROUP CORP.
                              3200 HIGHLAND AVENUE
                         DOWNERS GROVE, ILLINOIS 60515

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be Held May 13, 2004

To our Stockholders:

     We are notifying you that the Annual Meeting of Stockholders of First Health Group Corp. will be held on Thursday, May 13, 2004 at 10:00 a.m. local time at our principal executive offices located at 3200 Highland Avenue, Downers Grove, Illinois 60515 for the following purposes:

          (1) To elect ten directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To ratify the reappointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2004; and

          (3) To transact other business properly coming before the meeting.

Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our 2003 Annual Report to Stockholders. Only stockholders of record at the close of business on March 26, 2004 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available for examination at our principal executive offices prior to the meeting.

     Please use this opportunity to take part in our affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or through the Internet. Your proxy can be withdrawn by you at any time before it is voted.

                                          By Order of the Board of Directors,

                                          James C. Smith
                                          Chairman of the Board

Downers Grove, Illinois
April 15, 2004

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
STOCK OWNERSHIP.............................................    3
  Common Stock Ownership of Certain Beneficial Owners.......    3
  Equity Ownership of Management............................    3
  Section 16(a) Beneficial Ownership Reporting Compliance...    4
NOMINEES FOR ELECTION AS DIRECTORS..........................    5
  Selection of Director Nominees............................    6
BOARD STRUCTURE AND COMPENSATION............................    7
  Board of Directors and Board Committees...................    7
  New Board Committee for 2004..............................    8
  Compensation of Directors.................................    8
  Compensation Committee Interlocks and Insider
     Participation..........................................    9
  Stockholder Communication with the Board of Directors.....    9
REPORT OF THE AUDIT COMMITTEE...............................   10
EXECUTIVE COMPENSATION......................................   11
  Summary of Cash and Certain Other Compensation............   11
  Option Grants in Last Fiscal Year.........................   12
  Option Exercises and Fiscal Year-End Values...............   12
  Employment Agreements.....................................   12
REPORT OF THE COMPENSATION COMMITTEE........................   14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   16
PERFORMANCE GRAPH...........................................   17
OVERVIEW OF PROPOSALS.......................................   18
  Election of Directors.....................................   18
  Ratification of the Reappointment of Auditors.............   18
  Fees Billed by Independent Auditors.......................   18
2005 ANNUAL MEETING OF STOCKHOLDERS.........................   19

                            FIRST HEALTH GROUP CORP.
                              3200 HIGHLAND AVENUE
                         DOWNERS GROVE, ILLINOIS 60515

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The Board of Directors of First Health Group Corp. is asking for your proxy for use at the annual meeting of our stockholders to be held on Thursday, May 13, 2004 at 10:00 a.m. local time at our principal executive offices located at 3200 Highland Avenue, Downers Grove, Illinois 60515, and at any postponements or adjournments of the meeting. Our telephone number is (630) 737-7900. We are first mailing this proxy statement and the enclosed proxy to our stockholders on or about April 15, 2004.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of ten directors, the ratification of the reappointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2004 and any other matters that properly come before the meeting and any postponements or adjournments of the meeting. In addition, our management will report on our Company's performance during the fiscal year ended December 31, 2003 and respond to questions from stockholders.

What are the Company's voting recommendations?

     Our Board of Directors recommends that you vote your shares "FOR" the election of each of the nominees named below under "Election of Directors" and "FOR" the ratification of the reappointment of Deloitte & Touche LLP.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 26, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

     If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum, permitting the conduct of business at the meeting. As of the record date, we had 91,506,654 shares of common stock outstanding and entitled to vote. If you withhold authority to vote with respect to any nominee or abstain from voting on any other proposal, your shares will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether we have a quorum.

How do I vote?

     You may vote in person at the annual meeting or you may vote by proxy by signing, dating and mailing the enclosed proxy card. If you vote by proxy, the individuals named on the card as proxy holders will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted "FOR":

     - The election of the ten nominees for director named below under "Nominees for Election as Directors," and

     - The ratification of the reappointment of Deloitte & Touche LLP.

Can I vote by telephone or through the Internet?

     Yes. If you are a record holder of our common stock (that is, if you hold your stock in your own name in the Company's stock records maintained by our transfer agent) you may vote by telephone or through the Internet by following the instructions included with your proxy card.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to the Secretary of our Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve each matter that comes before the meeting?

     Director nominees must receive the affirmative vote of a plurality of the shares represented at the meeting, meaning that the ten nominees for director with the most votes will be elected. Votes withheld and broker non-votes will not be counted toward a nominee's total.

     Ratification of the reappointment of Deloitte & Touche LLP requires the affirmative vote of a plurality of the shares represented at the meeting. Votes withheld and broker non-votes will have no effect on the outcome of this proposal.

Who will bear the costs of soliciting votes for the meeting?

     Our Company will bear the entire cost of the solicitation of proxies from its stockholders, which is currently estimated to be less than $10,000. In addition to the mailing of these proxy materials, the Company has hired the firm of D.F. King & Co., Inc. to assist in the solicitation of proxies at an additional estimated cost of not more than $7,500. Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

                                STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following sets forth certain information obtained from filings with the Securities and Exchange Commission concerning each stockholder who is known by us to beneficially own 5% or more of our outstanding common stock as of March 26, 2004.

                                                               NUMBER OF SHARES      APPROXIMATE
NAME AND ADDRESS                                              BENEFICIALLY OWNED   PERCENT OF CLASS
----------------                                              ------------------   ----------------
Columbia Wanger Asset Management, L.P.......................      11,261,600(1)         12.31%
WAM Acquisition GP, Inc.
 227 West Monroe Street, Suite 3000
 Chicago, Illinois 60606
ValueAct Capital Partners, L.P..............................       5,013,700(2)          5.48%
 One Maritime Plaza
 Suite 1400
 San Francisco, CA 94111

-------------------------

(1) Columbia Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM, and Columbia Acorn Trust share voting and dispositive power over all of the shares listed as beneficially owned.

(2) ValueAct Capital Partners, L.P. shares voting and dispositive power over all of the shares listed as beneficially owned with the following entities:
    ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., VA Partners, L.L.C., and managing members George F. Hamel, Jr., Jeffrey W. Ubben and Peter H. Kamin.

EQUITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our outstanding common stock as of March 26, 2004 by (a) each director and nominee, (b) each of the executive officers named in the Summary Compensation Table included in this proxy statement and (c) all of our directors and executive officers as a group. Unless otherwise noted, each person named in the table has sole voting and investment power (or shares such powers with his spouse) for all shares shown.

     For purposes of this table, a person is deemed to be the "beneficial owner" of securities that can be acquired within 60 days of March 26, 2004 through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days of March 26, 2004 are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 91,506,654 shares of our common stock outstanding as of March 26, 2004.

                                                              APPROXIMATE NUMBER OF      PERCENT OF CLASS
NAME                                                        SHARES BENEFICIALLY OWNED    (IF MORE THAN 1%)
----                                                        -------------------------    -----------------
Michael J. Boskin, Ph.D. ...............................              217,000(1)                  *
Daniel S. Brunner.......................................              260,404(1)(2)               *
Raul Cesan..............................................               89,000(1)                  *
Robert S. Colman........................................              285,248(1)                  *
Ronald H. Galowich......................................              309,755(1)                  *
Harold S. Handelsman....................................              156,000(1)                  *
Don Logan...............................................              188,000(1)                  *
William Mayer...........................................               65,000(1)                  *
David E. Simon..........................................              188,000(1)                  *
James C. Smith..........................................            1,540,045(1)(3)            1.68%
A. Lee Dickerson........................................              367,168(1)                  *
Patrick G. Dills........................................              201,167(1)                  *
Susan E. Oberling.......................................               86,525(1)                  *
Edward L. Wristen.......................................            1,237,912(1)               1.35%
All Directors and Executive Officers as a Group (16
  persons)..............................................            5,639,763(4)               6.16%

-------------------------

 *  Less than 1%.

(1) Includes shares of our common stock that such person has the right to acquire pursuant to stock options which are exercisable within 60 days of March 26, 2004, as follows:

                                                      SHARES ISSUABLE
NAME                                                   UPON EXERCISE
----                                                  ---------------
Michael J. Boskin, Ph.D...........................        192,000
Daniel S. Brunner.................................         48,000
Raul Cesan........................................         64,000
Robert S. Colman..................................         64,000
Ronald H. Galowich................................        160,000
Harold S. Handelsman..............................        150,000
Don Logan.........................................        184,000
William Mayer.....................................         64,000
David E. Simon....................................        140,000
James C. Smith....................................        805,000
A. Lee Dickerson..................................        255,000
Patrick G. Dills..................................        160,000
Susan E. Oberling.................................         75,300
Edward L. Wristen.................................        949,998

(2) Includes 35,000 shares of our common stock held by a trust of which Mr. Brunner is a co-trustee.

(3) Includes 186,098 shares of our common stock held by a foundation of which Mr. Smith is an officer and director.

(4) Includes an aggregate of 3,591,298 shares of our common stock that our directors and executive officers have the right to acquire pursuant to stock options which are exercisable within 60 days of March 26, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our common stock. Based solely on our review of the reports furnished to us, we believe that all of our directors and executive officers complied with all

Section 16(a) filing requirements during 2003, except that Mr. Wristen inadvertently filed a Form 4 one day late on February 4, 2003, which reflected the exercise of an option to purchase 1,002 shares of common stock.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Our Board of Directors is currently comprised of eleven members. At the meeting, ten directors will be elected to our Board of Directors.

Nominees for election at this meeting:

     Michael J. Boskin, Ph.D., 58, has served as a director of our Company since 1994. He has served as Professor of Economics at Stanford University since 1971, Research Associate at the National Bureau of Economic Research since 1975, President and Chief Executive Officer of Boskin & Company, an economic consulting firm, since 1980. From 1989 to 1993, he served as Chairman of the Council of Economic Advisors. In addition to serving on our Board of Directors, Mr. Boskin serves on the boards of Oracle Corporation, a developer of computer software, Exxon Mobil Corporation, an integrated oil and gas company, and Vodafone PLC, a wireless communications company.

     Daniel S. Brunner, 60, has served as a director of our Company since 1988. Mr. Brunner served as our Executive Vice President, Government Affairs from January 1994 until June 2001. From 1992 to January 1994, Mr. Brunner served as our Chief Operating Officer, Policy and Government Affairs.

     Raul Cesan, 56, has served as a director of our Company since 2001. From 1998 to 2001, he served as the President and Chief Operating Officer of Schering-Plough Corporation, a pharmaceutical and health care company, and, from 1977 to 1998, he held various other executive level positions within Schering-Plough. In addition to serving on our Board of Directors, Mr. Cesan serves on the boards of The New York Times Company, a media company, and Flamel Technologies, S.A., a foreign pharmaceutical preparations company.

     Ronald H. Galowich, 68, has served as a director of our Company since 1982. Mr. Galowich served as our Secretary from 1983 to 2000 and as our General Counsel from 1983 until 1997. Mr. Galowich also served as an Executive Vice President of our Company from 1983 to 1994. He has served as Chairman of the Board of Madison Group Holdings, Inc., a multipurpose business and investment company, since 1990, Chairman of Madison Realty Group, Inc., a real estate investment and development firm, since 1989, and Chairman and Chief Executive Officer of Initiate Systems, Inc., a data integration, software solutions and technology company serving the healthcare industry, since 1994. In addition to serving on our Board of Directors, Mr. Galowich serves on the boards of a number of private corporations.

     Harold S. Handelsman, 57, has served as a director of our Company since 1996. He has served as a senior executive officer of Hyatt Corporation, a diversified company primarily engaged in real estate and hotel management activities, since 1978, Senior Vice President, General Counsel and Secretary of Hyatt Corporation since 1983, and Executive Vice President and General Counsel of The Pritzker Organization, LLC, a private investment firm, since 1998. In addition to serving on our Board of Directors, Mr. Handelsman serves on the board of Southern Peru Copper Corporation, an integrated mining company, and on the boards of a number of private corporations.

     Don Logan, 60, has served as a director of our Company since 1996. He has served as Chairman, Media Communications Group, AOL Time Warner, since July 2002. He served as Chairman and Chief Executive Officer of Time Inc., a wholly owned subsidiary of AOL Time Warner Inc. (formerly known as Time Warner Inc.), from 1994 to 2002. He served as President and Chief Operating Officer of Time Inc. from June 1992 to July 1994 and, since 1985, has served as Chairman and Chief Executive Officer of Southern Progress Corp., a wholly owned subsidiary of Time Inc.

     William Mayer, 63, has served as a director of our Company since 2001. Since 1999, Mr. Mayer has been a founding partner of Park Avenue Equity Partners, a private equity fund, and, from 1997 to 1999, he was the founding partner of Development Capital, a company that invested in private and public companies. Prior to 1997, Mr. Mayer was a professor and dean of the College of Business and Management at the University of

Maryland and served as President and Chief Executive Officer of The First Boston Corporation (now Credit Suisse First Boston), a major investment bank. In addition to serving on our Board of Directors, Mr. Mayer serves on the board of Lee Enterprises and The Reader's Digest Association, Inc., both of which are media companies, is a trustee of Liberty Group of Mutual Funds, and serves on the board of a number of private corporations.

     David E. Simon, 42, has served as a director of our Company since 1990. He has served as the Chief Executive Officer and a director of Simon Property Group, Inc., a real estate investment trust which is a shopping center owner, developer and manager, since 1993, and the Executive Vice President of Melvin Simon & Associates, Inc., a privately-held firm engaged in the development of shopping centers, since 1990. From 1988 to 1990, he was a Vice President of Wasserstein Perella & Co., Inc., an investment banking firm.

     James C. Smith, 63, has served on the Board of Directors since 1984 and has served as the Chairman of the Board of our Company since January 2001 and as our Chief Executive Officer from January 1984 until January 2002. He served as the President of our Company from January 1984 until January 2001. Mr. Smith serves on the board of directors of Gartner, Inc., a technology research and advisory firm.

     Edward L. Wristen, 52, has served as our Chief Executive Officer since January 2002, and our President since January 2001. He previously served as our Chief Operating Officer from 1998 through December 2001 and as our Executive Vice President from 1992 until January 2001. He also has served as a director of our Company since December 2000. Mr. Wristen joined our Company in 1990 and served in several other capacities prior to 1998.

     We have adopted a Code of Business Conduct and Ethics which applies to all of our directors, as well as all of our officers, including our principal financial officers. Our Code of Business Conduct and Ethics is available on our website.

     The Company's Board of Directors has determined that Messrs. Boskin, Cesan, Galowich, Handelsman, Logan, Mayer and Simon are currently "independent," as defined by the listing standards of the Nasdaq Stock Market and applicable regulations of the Securities and Exchange Commission.

SELECTION OF DIRECTOR NOMINEES

     The Company's Board of Directors has established a Corporate Governance and Nominating Committee, charged with the task of nominating candidates to serve on the Board. The Committee recommends to the Board for nomination by the Board such candidates as the Committee has found to be well qualified and willing and able to serve. The Committee considers the following criteria, among others, in recommending candidates for election to the Board:

     - personal and professional integrity, ethics, and values;

     - practical and mature business judgment, including ability to make independent analytical inquiries;

     - experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

     - experience in the Company's industry and with relevant social policy concerns;

     - experience as a board member of another publicly held company; and

     - academic expertise in an area of the Company's operations.

     A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company's Corporate Secretary in writing with whatever supporting material the stockholder considers to be appropriate. The Corporate Governance and Nominating Committee will also consider stockholder nominees for the Board of Directors pursuant to the provisions of the Company's bylaws relating to stockholder nominations, as described in the section "2005 Annual Meeting of Stockholders" in this proxy statement.

                        BOARD STRUCTURE AND COMPENSATION

BOARD OF DIRECTORS AND BOARD COMMITTEES

     During 2003, our Board of Directors had a standing Audit Committee, a Compensation Committee, an Executive Committee and an Acquisition Committee to assist the Board of Directors in the discharge of its responsibilities. At the May 13, 2003 annual meeting of stockholders, all 12 of our directors were in attendance. During 2003, the Board of Directors met four times. Each of our directors attended at least 75% of the aggregate of the meetings of the Board of Directors held during the period which he served as a director during 2003. Each of our directors who serves on a committee attended at least 75% of the aggregate of the meetings of such committees during the period for which he served during 2003. All members of our Board of Directors are expected to attend the annual meeting of stockholders. Additional information is set forth below for each committee.

       NAME OF COMMITTEE                                                                 MEETINGS
      AND CURRENT MEMBERS                      FUNCTIONS OF THE COMMITTEE                IN 2003
      -------------------                      --------------------------                --------
AUDIT                              - Reviews the independence of our Company's              8
                                     independent auditors
Harold S. Handelsman (Chairman)    - Recommends the engagement and discharge of
Michael J. Boskin                    independent auditors to our board
Raul Cesan(1)                      - Reviews with the independent auditors the plan,
David E. Simon                     scope and results of auditing engagements
                                   - Reviews the accounting principles being applied
                                   and the effectiveness of internal controls,
                                     seeking to assure, in its oversight role, that
                                     management fulfills its responsibilities in the
                                     preparation of our Company's financial
                                     statements

COMPENSATION                       - Administers and interprets our Company's various       3
                                   stock option and stock purchase plans
Ronald H. Galowich (Chairman)      - Makes recommendations regarding executive
Raul Cesan                           compensation to our board
William Mayer                      - Makes recommendations to our board regarding
Daniel S. Brunner(2)               hiring members of senior management whose salaries
                                     exceed a level specified from time to time by
                                     our board

EXECUTIVE                          - Identifies potential candidates to serve as            1
                                   directors of our Company and members of the
Don Logan (Chairman)                 committees of our board
Michael J. Boskin                  - Recommends such candidates to our board
Harold S. Handelsman               - Provides an annual assessment to our board of
James C. Smith                     its performance

ACQUISITION                        - Reviews potential acquisitions and divestitures        4
                                   - Makes recommendations to our board regarding
Michael J. Boskin (Chairman)         desirability of potential acquisitions and
Robert S. Colman                     divestitures
Daniel S. Brunner
John C. Ryan(3)

-------------------------
(1) Mr. Cesan is the "Audit Committee Financial Expert," as that term is defined by the Securities and Exchange Commission.

(2) Mr. Brunner resigned from the Compensation Committee as of December 31,
    2003.

(3) Mr. Ryan resigned from the Board of Directors effective March 17, 2004.

NEW BOARD COMMITTEE FOR 2004

     For fiscal year 2004, the Company has added a Corporate Governance and Nominating Committee to the Board of Directors. The Committee's Chairman is Don Logan, and the other members are William Mayer, Michael J. Boskin and Ronald H. Galowich, all of whom are independent as defined by the listing standards of the Nasdaq Stock Market and applicable regulations of the Securities and Exchange Commission. For additional information concerning the Corporate Governance and Nominating Committee, please see "Selection of Director Nominees" on page 6 of this proxy statement. The charter for the Corporate Governance and Nominating Committee, as well as the charters for the Audit Committee and the Compensation Committee, will be made available on the Company's website.

COMPENSATION OF DIRECTORS

     Currently, directors who are also employees of the Company receive no additional compensation for their services as directors. Each of our directors who is not an employee of the Company currently receives the following:

     - A $40,000 annual fee and a meeting fee of $1,000 for each board or committee meeting;

     - Reimbursement of travel and other out-of-pocket costs incurred in attending meetings; and

     - The Chairman of the Audit Committee receives additional compensation of $25,000 annually, and the Chairmen of the Compensation, Executive and Acquisition Committees receive additional compensation of $10,000 annually.

     Under our current Amended and Restated Directors' Stock Option Plan, the following options have been granted each year on the date of the meeting of our Board of Directors immediately following the annual meeting of our stockholders:

     - Options to purchase 16,000 shares of our common stock to each of our directors who is not an employee or officer of the Company;

     - An option to purchase an additional 40,000 shares of our common stock to the Chairman of the Board pursuant to the terms of his employment agreement;

     - Options to purchase an additional 4,000 shares of our common stock to the Chairman of our Audit, Compensation and Executive Committees, if they are not one of our employees or officers. In addition, any new director who joins our board has been granted options to purchase a number of shares of our common stock equal to two times the number of shares contained in the most recent option grant to existing directors (not including any grants for committee participation or membership) under the Amended and Restated Directors' Stock Option Plan.

     Additionally, discretionary grants of options may be made to directors who are not employees upon their election to the Board, appointment to a committee, as chairman of a committee or such other times as the Compensation Committee determines is appropriate. In exercise of that discretion in 2003, the committee granted the Chairman of the Acquisition Committee options to purchase an additional 4,000 shares of our common stock.

     The exercise price of all options described above is equal to the "fair market value" of our common stock on the date of grant. All options granted under the Directors' Stock Plan are immediately exercisable.

     The following options to purchase shares of our common stock were granted to our directors in 2003. Mr. Smith was granted options under the Employee Stock Option Plan on May 13, 2003. All other directors were granted options under the Amended and Restated Directors' Stock Plan on May 13, 2003.

Mr. Smith........................................    56,000 shares
Mr. Galowich.....................................    20,000 shares
Mr. Logan........................................    20,000 shares
Dr. Boskin.......................................    20,000 shares
Mr. Handelsman...................................    20,000 shares
Mr. Colman.......................................    16,000 shares
Mr. Simon........................................    16,000 shares
Mr. Brunner......................................    16,000 shares
Mr. Cesan........................................    16,000 shares
Mr. Mayer........................................    16,000 shares
Mr. Ryan(1)......................................    16,000 shares

-------------------------

(1) Mr. Ryan resigned from the Board of Directors effective March 17, 2004.

     We have agreed to provide Mr. Galowich and his wife with various health benefits in consideration for his past services as our General Counsel. We will generally provide these health benefits for the life of each of Mr. Galowich and his wife at our expense, subject to certain limitations. We have also agreed to provide Mr. Smith and his wife with various health benefits in consideration for his past services as our President and Chief Executive Officer. We will generally provide these health benefits for the life of each of Mr. Smith and his wife at our expense, subject to certain limitations. We have also agreed to provide Mr. Brunner and his family with various health benefits in consideration for his past services as our Executive Vice President. We will generally provide these health benefits for as long as Mr. Brunner serves as one of our directors at our expense, subject to certain limitations.

     See "Certain Relationships and Related Transactions" below for information regarding certain transactions with other members of our Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ronald Galowich, our former General Counsel is the only member of our Compensation Committee who is a present or former officer of our Company. None of the members of our Compensation Committee has any "interlocking" relationships as defined by the Securities and Exchange Commission in that none of them serves on the board of directors or compensation committee of any other company where an executive officer of that company is on our board or Compensation Committee.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to the stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been excellent. Going forward, stockholders and other parties wishing to communicate directly with the Board may do so by directing correspondence to: First Health Group Corp., 3200 Highland Avenue, Downers Grove, Illinois, 60515, Attention: Corporate Secretary. The Corporate Secretary of the Company will ensure that all such correspondence is reviewed and summarized. Summaries of such correspondence will be forwarded to the Board, along with copies of all correspondence dealing with the functions of the Board or committees thereof, and any other correspondence determined to require the attention of the Board. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board, and request copies of any such correspondence. Any concerns relating to accounting, internal controls or auditing matters would be immediately brought to the attention of the Company's internal audit department or the Audit Committee and would be handled in accordance with procedures established by the Audit Committee with respect to such matters.

                         REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is responsible for assisting the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, oversight of the Company's compliance with legal, financial and regulatory requirements, and other such duties as directed by the board. The Audit Committee is comprised of independent directors and operates under a written charter which was revised in 2003. The full text of the Audit Committee's revised charter is attached hereto as Exhibit A.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America, and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes. Raul Cesan is the Audit Committee Financial Expert. All members of the Audit Committee are independent as defined by the listing standards of the Nasdaq Stock Market and applicable regulations of the Securities and Exchange Commission.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Audit Committee believes strongly in the principles underlying the requirement that independent auditors maintain their independence in strict compliance with applicable independence rules. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the issue of its independence from the Company and management. In addition, the Audit Committee has concluded that the non-audit services provided to the Company by the independent auditors have not affected the independence of the auditors.

     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     Respectfully submitted by the Audit Committee,

                         Harold S. Handelsman, Chairman
                               Michael J. Boskin
                                   Raul Cesan
                                 David E. Simon

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth certain compensation information for our Chief Executive Officer and our four other executive officers who were the most highly compensated for the year ended December 31, 2003 (together, the "named executive officers"). The information in this table reflects compensation earned by the named executive officers for services rendered to us in all capacities during each of our last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                                                   AWARDS
                                                                                         --------------------------
                                                    ANNUAL COMPENSATION                  SECURITIES
                                       ----------------------------------------------    UNDERLYING     ALL OTHER
                                                                      OTHER ANNUAL        OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)    BONUS($)(1)    COMPENSATION($)(2)       (#)           ($)(3)
---------------------------    ----    ---------    -----------    ------------------    ----------    ------------
Edward L. Wristen..........    2003     798,663       440,005              724                 --         11,166
President and Chief            2002     746,545       712,506            1,019                 --          9,216
Executive Officer              2001     597,614       240,007               --            800,000          8,505
James C. Smith.............    2003     705,388            --            2,501             56,000         12,972
Chairman of the Board          2002     901,746            --            1,028             56,000         11,022
                               2001     974,520       853,125            9,600                 --         10,647
A. Lee Dickerson...........    2003     435,427       114,412               --                 --         11,166
Executive Vice President       2002     395,986       104,007               --                 --          9,205
                               2001     357,519        73,004               --            200,000          8,724
Patrick G. Dills...........    2003     400,005       104,001               --                 --         11,166
Executive Vice President       2002     400,005       104,001               --                 --          8,880
                               2001     400,004        82,325(4)            --            200,000          8,505
Susan E. Oberling..........    2003     257,136        67,605               --                 --         10,448
Senior Vice President,         2002     219,821        61,105               --                 --          8,454
Operations                     2001     179,745        38,002               --            100,000          8,026

-------------------------

(1) The amounts shown in this column reflect bonuses earned in the year indicated, which generally were paid in the subsequent year.

(2) In accordance with Securities and Exchange Commission rules, amounts in this column do not include discounts on shares of our common stock purchased from our Company by each of the named executive officers pursuant to our Company's Employee Stock Purchase Plan, which discounts are available to all eligible employees.

(3) The amounts shown in this column for 2003 consist of payments made by us on behalf of each of the named executive officers of $10,200 each under our Retirement Savings Plan, together with insurance premiums paid by us for the benefit of the named executive officers (Mr. Smith, $2,772; Mr. Wristen, $966; Mr. Dills, $966; Mr. Dickerson, $966; and Ms. Oberling, $248).

(4) The amounts shown here represent amounts paid to Mr. Dills in 2001 under a cash bonus plan that we maintain for sales management of our Company.

OPTION GRANTS

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF STOCK
                           NUMBER OF        PERCENT OF TOTAL                            PRICE APPRECIATION FOR
                           SECURITIES       OPTIONS GRANTED    EXERCISE                       OPTION TERM
                       UNDERLYING OPTIONS   TO EMPLOYEES IN    PRICE PER   EXPIRATION   -----------------------
NAME                       GRANTED(1)         FISCAL YEAR      SHARE($)       DATE        5%($)       10%($)
----                   ------------------   ----------------   ---------   ----------     -----       ------
James C. Smith.......        56,000               5.7%           25.22     5/13/2010     574,969     1,339,895

-------------------------

(1) The term of this option grant is seven years from the date of grant, which was May 13, 2003. This option grant was 100% vested on the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises during fiscal 2003 by each of the named executive officers and the value of each of such officer's unexercised options at December 31, 2003.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                          OPTIONS AT FISCAL             OPTIONS AT FISCAL
                           SHARES                            YEAR END(#)                 YEAR-END($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Edward L. Wristen......     51,002        984,059      669,998        480,000       3,152,564       934,100
James C. Smith.........         --             --      805,000             --       5,740,400            --
A. Lee Dickerson.......    297,600      4,807,861      175,000        200,000       1,109,244       934,100
Patrick G. Dills.......    116,380      2,043,441       80,000        200,000              --       934,100
Susan E. Oberling......         --             --       71,300         64,000         314,392        46,705

-------------------------

(1) The closing sale price of our common stock on December 31, 2003 as reported on the Nasdaq Stock Market was $19.52.

EMPLOYMENT AGREEMENTS

     We entered into an employment agreement with Edward L. Wristen as of January 2001 that expired on March 31, 2004. Pending completion and execution of a new employment agreement with Mr. Wristen, the Company and Mr. Wristen have agreed to continue to honor the terms of Mr. Wristen's previous agreement. The Company expects to enter into a new employment agreement with Mr. Wristen pursuant to which he will continue to serve as President and Chief Executive Officer and receive an annual base salary of $800,000. After a new employment agreement with Mr. Wristen is finalized, the Company will file the agreement as an exhibit to its periodic reports, consistent with the requirements of the Securities Exchange Act of 1934. In 2003, Mr. Wristen earned incentive compensation based on increases in the Company's pre-tax income. Mr. Wristen is also entitled to participate in all of our employee benefit programs and other policies and programs.

     We entered into an employment agreement with James C. Smith in January 2002 which was amended in September 2002 and expires on December 21, 2007. In entering into this agreement, the Company considered, among other factors, Mr. Smith's continuing importance to the Company's future growth and his leadership in guiding the exploration of new markets (and expanding current markets) in order to ensure that the Company retains its preeminent position in the managed care industry. Mr. Smith's employment agreement contemplates that, in addition to serving as Chairman of the Board, Mr. Smith was employed on a full-time basis by our Company for a base salary of $700,000 for fiscal 2003, and provided strategic planning and certain other services to our Company. Mr. Smith will receive a base salary of $400,000 for fiscal 2004. Pursuant to the employment agreement, Mr. Smith is entitled to equity incentive compensation in recognition of his responsibilities as Chairman of our Board of Directors. Mr. Smith is also entitled to participate in all of our employee benefit programs and other policies and programs.

     We entered into an employment agreement with A. Lee Dickerson in May 1999 which automatically renewed on April 30, 2002 until such time as either party elects to terminate upon 120 days prior written notice to the other party. Under this agreement, Mr. Dickerson receives an annual base salary of $255,000, subject to approved annual increases. Currently, Mr. Dickerson's annual base salary is $440,000. In addition, Mr. Dickerson is entitled to participate in all of our employee benefit programs and other policies and programs. Mr. Dickerson also participates in a cash bonus plan that we maintain for senior management of our Company. If Mr. Dickerson terminates the agreement solely as a result of a change in control (as defined in the agreement) and his refusal to accept a reduction in base salary, a material diminution in job responsibilities or a required relocation, he will receive a cash severance payment equal to two years of his base salary.

     We entered into an employment agreement with Patrick G. Dills in May 1999, which was amended in 2003 to extend the term until December 31, 2004. After December 31, 2004, Mr. Dills' employment agreement extends until such time as either party elects to terminate upon 120 days prior written notice to the other party. Under this agreement, Mr. Dills receives an annual base salary of $400,000, subject to approved annual increases. In addition, Mr. Dills is entitled to participate in all of our employee benefit programs and other policies and programs. Mr. Dills also participates in a cash bonus plan that we maintain for senior management of our Company. If Mr. Dills terminates the agreement solely as a result of a change in control (as defined in the agreement) and his refusal to accept a reduction in base salary, a material diminution in job responsibilities or a required relocation, he will receive a cash severance payment equal to two years of his base salary.

     We entered into an employment agreement with Susan Oberling in May 1999 which automatically renewed on April 30, 2002 until such time as either party elects to terminate upon 120 days prior written notice to the other party. Under this agreement, Ms. Oberling receives an annual base salary which is subject to approved annual increases. Ms. Oberling's current base salary is $260,000. In addition, Ms. Oberling is entitled to participate in all of our employee benefit programs and other policies and programs. Ms. Oberling also participates in a cash bonus plan that we maintain for senior management of our Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference therein.

     GENERAL. The Compensation Committee of the Board of Directors is responsible for reviewing and approving the two primary elements of our executive compensation program -- cash compensation (comprised of base salary and bonuses) and equity incentive compensation. The Compensation Committee carries out its responsibilities with significant input from the Chief Executive Officer and other members of senior management. Based on such input and on an assessment of various subjective criteria including the overall contributions made by an individual (both on a current and a long-term basis) and the Company's performance, the Compensation Committee makes recommendations to the Board of Directors with respect to executive cash compensation, the establishment and maintenance of other compensation programs and the granting of equity incentive compensation. During 2003, the Board of Directors did not modify or otherwise alter any of the Compensation Committee's recommendations. The Company's philosophy, which the Compensation Committee and the Board of Directors seek to implement, is to design compensation packages which will enable the Company to attract and retain qualified employees and encourage such persons to maximize their efforts on behalf of the Company.

     CASH BONUS PLAN. Certain executive officers have participated in a cash bonus plan that we maintain for our senior management which is tied to growth of our earnings per share. For 2004, the cash bonus plan will be tied to the Company's performance as measured by income from operations.

     STOCK OPTION AWARDS. We currently maintain a stock option plan, the purpose of which is to aid the Company in securing and retaining employees and consultants and to motivate such employees and consultants to exert their best efforts on behalf of the Company. Option grants are intended to encourage performance that will result in appreciation of the market value of the Company's common stock. The Compensation Committee believes that the Company's stock option plan has historically been very helpful in attracting and retaining skilled employees at all levels. Stock options are generally awarded once during the year to optionees selected by the Compensation Committee based on recommendations from the Chief Executive Officer and other members of senior management of the Company. In recommending or making option awards, the Compensation Committee considers various factors, including senior management's subjective assessment of the contributions made to the Company by the proposed optionee during the preceding year, the potential future contributions to be made by such person, such person's current salary level and the terms of previous option grants. In addition, the Compensation Committee considers other performance measures which may not directly bear on short term stock performance, including, where appropriate, sales growth, market share and improvements in relations with customers, providers and employees.

     THE EXECUTIVE PROGRAM. The Company also maintains the Executive Program, the purpose of which is to attract and retain highly qualified members of senior management and to align the interests of such persons with the interests of the Company's stockholders. Pursuant to the Executive Program, which has been administered under and as part of our stock option plan, key members of senior management are eligible to receive stock options that vest over several years. The Chief Executive Officer nominates participants and recommends grant awards. In addition to the factors outlined above, these recommendations are based on predetermined guidelines which take into account a potential grantee's salary and current management position. The recommendations are then considered and voted upon by the Compensation Committee. Stock options are to be granted under the Executive Program every two to three years (grants to newly hired or promoted key employees may be made earlier) and typically vest and become exercisable over the five years following the date of grant. By making large, infrequent grants of options and extending the vesting of such options over a five-year period, the Company is able to provide senior management with a significant financial stake in the future success of the Company while also creating a strong disincentive for such persons to leave the Company's employ before the options fully vest.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. As a matter of course, the Compensation Committee reviews the compensation of the Chief Executive Officer given the Company's overall goals and objectives and the Company's compensation philosophy. In light of the Company's overall performance and the relative contributions of the Chief Executive Officer during 2003, the Committee determined that he was appropriately compensated.

     EXECUTIVE OFFICER SALARIES. The Chief Executive Officer is authorized to extend an offer of employment to, and establish the salary of, an executive officer whose annual salary is equal to or less than $500,000. In the case of an executive officer whose annual base salary will exceed $500,000, the hiring of such individual and the amount of compensation to be paid is subject to the approval of the Board of Directors. The Company has never extended an offer of employment requiring such approval. After an executive officer has joined the Company, depending on the relevant circumstances, increases in his or her salary are either as provided for in his or her employment agreement, approved by the Chief Executive Officer, or approved by the Compensation Committee or the Board of Directors.

     INTERNAL REVENUE CODE SECTION 162(m). As one of the factors in its review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends on various factors beyond the Compensation Committee's control including the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee may, but will not necessarily, limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Respectfully submitted by the Compensation Committee,

                          Ronald H. Galowich, Chairman
                               Daniel S. Brunner
                                   Raul Cesan
                                 William Mayer

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Trusts for the benefit of certain members of the Pritzker family control Hyatt Corporation and other trusts for the benefit of certain members of the Pritzker family own, directly or indirectly, Marmon Holdings, Inc. As used herein, "Pritzker family" refers to the lineal descendants of Nicholas J. Pritzker, deceased. Thomas J. Pritzker, a member of our Company's Board of Directors until March 2002, is the President of Hyatt Corporation. Harold S. Handelsman is the General Counsel and a Senior Vice President of Hyatt Corporation. During 2003, we provided claims administration, utilization management and preferred provider organization services to benefit plans maintained by Hyatt Corporation and its subsidiaries. We also provide claims administration, utilization management, and preferred provider organization services to certain subsidiaries of Marmon Holdings. These services are performed under standardized service contracts, the terms of which are no less favorable to us than those obtainable from unaffiliated parties. During 2003, the aggregate fees paid to us by Hyatt Corporation were approximately $1,187,000 and by subsidiaries of Marmon Holdings were approximately $268,000.

     We have invested funds on various occasions in Triton Container Investments, LLC, or TCI. In 2003, we made an investment of approximately $6,667,000 in TCI. TCI's manager is Triton Container International Limited, or Triton. One of the other investors in TCI is Rosemont Leasing, Inc. Trimont Leasing Partners owns intermodal cargo containers which are managed by Triton and leased to third parties. Trusts for the benefit of certain members of the Pritzker family and their relatives beneficially own approximately 90% of Triton, and trusts for the benefit of members of the Pritzker family indirectly own all of the capital stock of Rosemont Leasing. Our investments in TCI have been made on the same basis as those made by Rosemont Leasing and other investors unrelated to us or Rosemont Leasing.

                               PERFORMANCE GRAPH

     The graph below compares the five-year cumulative total stockholder return assuming the investment of $100 on December 31, 1998 in each of our Company's common stock, the Nasdaq Health Services Index and the Nasdaq Total Return Index
(US). The comparisons in the graph below are not intended to forecast the possible future performance of our common stock.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG THE COMPANY'S COMMON STOCK, NASDAQ HEALTH
              SERVICES INDEX AND NASDAQ TOTAL RETURN INDEX (U.S.)

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------------------------
                                     12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
-------------------------------------------------------------------------------------------------------------
 Company Common Stock                  100         162         281         299         294         236
-------------------------------------------------------------------------------------------------------------
 Nasdaq Health Services Index          100          80         110         119         103         157
-------------------------------------------------------------------------------------------------------------
 Total Return Index for the
   Nasdaq Stock Market (U.S.)          100         185         112          89          61          92
-------------------------------------------------------------------------------------------------------------

                             OVERVIEW OF PROPOSALS

     This proxy statement contains two proposals requiring stockholder action. Proposal No. 1 requests the re-election of ten directors to the Board of Directors. Proposal No. 2 requests ratification of the reappointment of our independent auditors. Each of the proposals is discussed in more detail in the pages that follow.

                             ELECTION OF DIRECTORS

                            PROPOSAL 1 ON PROXY CARD

     At the annual meeting, ten directors are to be elected to the Board of Directors, to hold office until our next annual meeting of stockholders and until their respective successors are duly elected and qualified. Our Board of Directors has nominated and urges you to vote "FOR" the election of the ten nominees named below, each of whom has consented to serve as a director if elected. Proxies will be so voted unless stockholders specify otherwise in their proxies. Each director elected at the meeting will hold office until our next annual meeting of stockholders or until his respective successor is duly elected and qualified. All of the nominees have previously been elected at meetings of our stockholders.

     In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our Board of Directors has no reason to believe that any nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

     Our Board of Directors' nominees for re-election at this annual meeting are Messrs. Boskin, Brunner, Cesan, Galowich, Handelsman, Logan, Mayer, Simon, Smith and Wristen.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF MESSRS. BOSKIN, BRUNNER, CESAN, GALOWICH, HANDELSMAN, LOGAN, MAYER, SIMON, SMITH AND WRISTEN.

                 RATIFICATION OF THE REAPPOINTMENT OF AUDITORS

                            PROPOSAL 2 ON PROXY CARD

     Our Company intends to engage Deloitte & Touche LLP to audit the Company's financial statements for fiscal 2004. Deloitte & Touche LLP audited the Company's financial statements for fiscal 2003, and the decision to retain Deloitte & Touche LLP was approved by the Audit Committee and our Board of Directors.

     A representative of Deloitte & Touche LLP is expected to attend the annual meeting, where he or she will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

FEES BILLED BY INDEPENDENT AUDITORS

     AUDIT FEES. The aggregate fees billed by our independent auditors for professional services rendered to us in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in the Quarterly Reports on Form 10-Q that we filed with the Securities and Exchange Commission during fiscal 2003 were approximately $711,000. The aggregate fees billed for the fiscal year ended December 31, 2002 were approximately $593,000.

     AUDIT-RELATED FEES. The aggregate fees billed by our independent auditors for audit-related services rendered to us during fiscal 2003 were $914,000. In fiscal 2002, these fees were $645,000. Audit-related services include other statutory audits, service auditor reports and due diligence and related services on acquisitions. For fiscal 2003, audit-related services also included assistance in documenting internal control policies and procedures over financial reporting in relation to Section 404 of the Sarbanes-Oxley Act.

     TAX FEES. The aggregate fees billed by our independent auditors for tax services rendered to us during fiscal 2003 were $361,000. In fiscal 2002, these fees were $183,000. A significant portion of the fees billed by our independent auditors during 2003 was related to assistance with state tax compliance issues. This engagement resulted in amended tax returns and tax credit applications being filed by the Company. Deloitte's engagement was performed under a contingent fee arrangement permitted by and made in accordance with appropriate rules and regulations as provided in Securities and Exchange Commission independence guidance and AICPA Ethics Rule 302. Refunds and credits, if any, are subject to review and approval by state governmental authorities. Should the Company obtain tax refunds and credits in the future, Deloitte will be paid fees associated with their work.

     ALL OTHER FEES. The aggregate fees billed by our independent auditors for professional services rendered to us during fiscal 2003 and fiscal 2002, other than those described above, were $0.

     All audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's revised charter is attached hereto as Exhibit A. The Audit Committee's Pre-Approval Policy allows for the pre-approval of audit, audit-related, tax and other authorized services that are specifically listed by the Committee on an annual basis. The Audit Committee may delegate pre-approval authority to one or more of its members. Pre-approval fee levels for all services provided by the Company's independent auditors are established periodically by the Audit Committee and any services exceeding these fee levels will require specific pre-approval by the Audit Committee.

In connection with the audits for the two most recent fiscal years, there have been no disagreements with our independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of our independent auditors, would have caused them to make reference thereto in connection with their report on the financial statements of the Company for such time periods.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE REAPPOINTMENT OF DELOITTE & TOUCHE LLP.

                      2005 ANNUAL MEETING OF STOCKHOLDERS

     The 2005 annual meeting of stockholders is currently anticipated to be held on or about May 18, 2005. Any stockholder who intends to present a proposal at our 2005 annual meeting, and who wishes to have its proposal included in our proxy statement for that meeting, must deliver the proposal to the Secretary of our Company no later than December 16, 2005. All such proposals must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     Stockholders may also present proposals that are proper subjects for consideration at our 2005 annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, a stockholder must comply with the advance notice procedures specified in our by-laws. Pursuant to these procedures, stockholders who intend to make proposals at the 2005 annual stockholders meeting must submit their proposals to the Secretary after January 13, 2005 but no later than February 12, 2005. Any stockholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within this time period. See the section of this proxy statement entitled "Selection of Director Nominees" for additional information. All submissions to the Corporate Secretary of our Company should be delivered to our principal executive offices at 3200 Highland Avenue, Downers Grove, Illinois 60515.

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER

                            FIRST HEALTH GROUP CORP.

ROLE

     The Audit Committee ("Committee") is appointed by the Board of Directors ("Board") of First Health Group Corp. ("Company") to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, oversight of the Company's compliance with legal and regulatory requirements, and other such duties as directed by the Board.

MEMBERSHIP

     The membership of the Committee shall consist of at least three directors. Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member shall be an "audit committee expert," as defined by the SEC. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the Independent Director requirements as set forth in the Audit Committee Standards of the Nasdaq Stock Market, Inc. (the "NASD"), as well as Section 301 of the Sarbanes-Oxley Act of 2002 and all other applicable laws and regulations. An independent outside director appointed by the Board shall chair the Committee. He or she shall be responsible for leadership of the Committee, including reviewing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board. The chairperson will also maintain regular liaison with the management of the Company, internal audit and the lead independent audit partner. Each member of the Committee shall receive as compensation from the Company only those forms of compensation that are not prohibited by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission ("SEC") and the NASD.

AUTHORITY

     The Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, financial reporting practices or compliance with other legal or regulatory requirements brought to its attention, with full power to retain outside counsel or other experts for this purpose. In carrying out these responsibilities, the Committee shall have full and free access to the independent public accountants, the general counsel, all of the Company's non-employee attorneys and advisors, and executive and financial management, in scheduled joint sessions or private meetings. Similarly, the Company's independent public accountants, general counsel, and executive and financial management will have full and free access to the Committee and to the Board, and each is responsible for bringing before the Committee or its chairperson in a timely manner any matter he/she feels appropriate to the discharge of the Committee's responsibilities. The Committee shall determine, and the Company shall provide, the funding for the Committee's ordinary administrative expenses that are necessary or appropriate in carrying out the its duties, as well as for the compensation of the independent auditors or other advisors that the Committee chooses to engage. The powers and responsibilities delegated to the Committee in this Charter or otherwise shall be carried out by the Committee, as it deems appropriate, without Board approval.

     The chairperson of the Committee (or in his or her absence, a member designated by the chairperson) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee. The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

REPORTING

     The Committee will reassess the Charter annually and present it to the Board for its formal review and approval. The Committee will prepare and the Company will publish an annual statement in the Company's proxy statement to stockholders regarding the Committee's activities. The Charter will be published by the Company in the Company's proxy statement to stockholders at least once every three years. In addition, the Company will include annually in the Company's proxy statement a summary approved by the Committee of the audit and all other aggregate fees paid to the independent auditors, and a statement from the Committee as to whether it has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

POWERS AND RESPONSIBILITIES

     The Committee shall, as a part of its functions, advise management and exercise the following powers and duties with respect to the following matters involving the Company and, unless otherwise specified, any of its direct or indirect subsidiaries:

          1. Review the Company's annual financial statements, annual reports, registration statements, and material amendments to any of them, as filed with the SEC. Such review shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particular sensitive accounting estimates, reserves and accruals, judgment areas and other such inquires as the Committee shall deem appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K. The Committee shall review and discuss with management all Sarbanes-Oxley Act
     Section 302 and 906 certifications as well as management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

          2. Before the independent auditor is engaged by the Company to render audit or non-audit services, the Committee shall pre-approve the engagement, pursuant to the First Health Audit Committee Pre-Approval Policy, incorporated herein by reference.

          3. Review with management and the independent auditor the Company's quarterly financial information prior to the Company's filing issuances of earning releases. This review may be performed by the Committee or its chairperson.

          4. Receive reports outlining the Company's programs for compliance with the financial disclosure requirements of applicable law, participate in meetings relating to compliance with such disclosure requirements, and make recommendations to the Board as appropriate.

          5. Review the auditing of the Company's accounts with the independent auditor, including its plan, scope, coverage and the results of its auditing engagements. In addition, review with the independent auditor any significant recommendations together with management's responses thereto.

          6. Hold timely discussions with the independent auditor, separate from the Company's management, regarding:

        - All critical accounting policies and practices,

        - All alternative treatments of financial information within the generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosure and treatments, and the treatment preferred by the independent auditor, and

        - Other material written communications between the independent auditor and management, including the management letter and schedule of unadjusted differences.

        - Any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses thereto.

        - All matters required to be discussed by the Statement on Auditing Standards No. 61 as then in effect.

          7. The independent auditor to be selected or retained to audit the financial statements of the Company shall report directly to the Committee, and the Committee shall be directly responsible and have sole authority for the following regarding the independent auditor:

        - Appointment and oversight,

        - Review of performance,

        - Annual assessment of independence, including ensuring that the independent auditor prepares and delivers, at least annually, to the Company a written statement delineating all relationships between the it and the Company, consistent with Independence Standards Board Standard 1:

        - Resolution of any disagreements with management and the independent public accountant regarding financial reporting,

        - Compensation,

        - Removal, if circumstances warrant,

        - Review of any audit problems or difficulties and management's response, and

        - Confirmation with the independent public accountant that the independent public accountant complies with the partner rotation requirements established by the SEC.

          8. Review management's reports outlining the Company's processes to maintain an adequate system of internal controls and related disclosures and the independent auditor's attestation on management's assertions as required by Section 404 of the Sarbanes-Oxley Act and make recommendations to the Board as appropriate.

          9. Receive reports from the Company's internal auditing division, along with management's comments, and make recommendations to the Board as appropriate.

          10. Receive at least an annual report outlining the Company's compliance with its Code of Business Conduct and Ethics and make recommendations to the Board as appropriate.

          11. Review with management and the independent auditor , significant financial risks and exposures facing the Company, assess management's steps to minimize them, and make appropriate recommendations for adequate disclosure.

          12. The Committee shall establish and the Company shall maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing irregularities, as well as procedures for the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters, as outlined in the Company's Code of Business Conduct and Ethics and required by Section 301 of the Sarbanes-Oxley Act and the NASD rules.

          13. Consider and approve or reject all proposed related party transactions after prior Company review.

          14. Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

     The Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent public accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent public accountants.

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                                                       [FIRST HEALTH(R) LOGO]


                                                              IMPORTANT
                                           Please complete both sides of the Proxy Card,
                                            detach and return in the enclosed envelope.

   ------------------------------------------------------------------------------------------------------------------------------
                                                            PROXY VOTING
                             YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
                                        See the reverse side of this sheet for instructions.
                        IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THIS PROXY,
                                           DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                                                     Illinois Stock Transfer Co.
                                                209 West Jackson Boulevard, Suite 903
                                                      Chicago, Illinois 60606


                                   DETACH PROXY CARD HERE
------------------------------------------------------------------------------------------------------------------------------------
                                 (continued from other side)                            COMMON

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE
OF REAPPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL
YEAR 2004.







                                              Signed:_____________________________                  -------------------------------
                                                                                                             IMPORTANT
                                                     _____________________________                  -------------------------------
                                                                                                    THE PROMPT RETURN OF PROXIES
                                              Dated: _______________________, 2004                  WILL SAVE THE CORPORATION THE
                                             (Please sign proxy as name appears                     EXPENSE OF FURTHER REQUESTS FOR
                                             thereon. Joint owners should each sign                 PROXIES TO ENSURE A QUORUM AT
                                             personally. Trustees and others signing                THE MEETING. A SELF-ADDRESSED,
                                             in a representative capacity should                    POSTAGE-PREPAID ENVELOPE IS
                                             indicate the capacity in which they sign.)             ENCLOSED FOR YOUR CONVENIENCE.
                                                                                                    -------------------------------


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
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

      ----------------------------------------------------TO VOTE BY MAIL-----------------------------------------------------

                        To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

      -------------------------------------------------TO VOTE BY TELEPHONE---------------------------------------------------

      Your telephone vote is quick, confidential and immediate.  Just follow these easy steps:
        1. Read the accompanying Proxy Statement.
        2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
        3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
      Please note that all votes cast by telephone must be submitted prior to Tuesday, May 11, 2004 at 11:59 P.M. Central Time.
      Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
      ------------------------------------------------------------------------------------------------------------------------
                                     If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail.
      ------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------TO VOTE BY INTERNET---------------------------------------------------

      Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
        1. Read the accompanying Proxy Statement.
        2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-hlccm/ and follow the instruction on the screen.
        3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
      Please note that all votes cast by Internet must be submitted prior to Tuesday, May 11, 2004 at 11:59 P.M. Central Time.
      Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
      THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE.
      PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.
      ------------------------------------------------------------------------------------------------------------------------
                               If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail.
      ------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------



                                                               FIRST HEALTH GROUP CORP.                                      COMMON
                                                                                             (Please sign and date on reverse side)

                                             This Proxy is solicited on behalf of the Board of Directors

                  JAMES C. SMITH, RONALD H. GALOWICH and SUSAN T. SMITH and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.01 par value, of FIRST HEALTH GROUP CORP. (the "Company") standing in the name of the undersigned on the books of the Company at the close of business on March 26, 2004, at the Annual
                  Meeting of Stockholders to be held at the offices of the Company, 3200 Highland Avenue, Downers Grove, Illinois
                  60515, at 10:00 a.m., local time, on Thursday, May 13, 2004, and at any postponements or adjournments thereof, as follows.


                 (1) ELECTION OF DIRECTORS    [ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY
                                              (except as marked to the contrary below)    to vote for all nominees listed below

                 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

                              01 Michael J. Boskin, Ph.D., 02 Daniel S. Brunner, 03 Raul Cesan, 04 Ronald H. Galowich,
                 05 Harold S. Handelsman, 06 Don Logan, 07 William Mayer, 08 David E. Simon, 09 James C. Smith, 10 Edward L. Wristen

                 (2) RATIFICATION OF THE REAPPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                     2004.

                                                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

                 (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponements or adjournments thereof.

                 The Board of Directors recommends a vote FOR proposals 1 and 2.
                                                                                      (Continued and to be signed on other side)



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